Note 22. Employee Benefits (Detail) - Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rates for Health Care Plans: (Health Care Plan [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Oct. 31, 2012
Health Care Plan [Member]
Change in net benefit cost	$ 94
Change in net benefit cost	(75)
Change in projected benefit obligation	1,641
Change in projected benefit obligation	$ (1,323)